--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                October 15, 1997

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The United Kingdom Fund Inc. (the "Fund"). On September 30, 1997, the end of the period under review, the Fund's net assets totaled $66 million. This represents a net asset value per share of $16.45, a rise of 184.98% from its initial value in August 1987 after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 202.70% in the FTSE All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $13.938 per share on the New York Stock Exchange, which represents a 15.27% discount to the Fund's net asset value per share.

  At the Annual Meeting of the Fund on September 16, 1997, a vote of shareholders was taken in accordance with the terms of the prospectus, which state that if the average cumulative discount for the twelve weeks prior to the end of March in any year exceeds 10%, an open-ending vote must take place. For the twelve weeks prior to the end of March, 1997, the cumulative average discount was 15.60%. Votes cast in favor of open-ending the Fund accounted for 20.26% of all shares outstanding and the Fund will therefore remain in its current closed-end form.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board                 President

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the third quarter of 1997, your Fund experienced a rise in net asset value of 5.58%, which compares with a 10.06% increase in the FTSE All-Share Index. For 1997 calendar year to date, the Fund's net asset value has increased by 8.62%, which compares with a 17.97% increase in the FTSE All-Share Index. These figures are recorded in total return and U.S. dollar based terms.

  The U.K. equity market made strong progress over the quarter. Declining gilt yields and a reassuring economic environment led to renewed buying of U.K. equities which ended the period at new highs. A further positive factor was the new Chancellor's first budget, which had a favorable reception from investors. It included a reduction in corporation tax and the elimination of the dividend tax credit for pension funds, thus discouraging companies from issuing new equity. Although base interest rates rose by 0.5% over the period, this confirmed the commitment of the Bank of England to keeping inflation under control.

  The best performing areas of the equity market were insurance, retailers-food, gas distribution, and engineering-vehicles. News of a bid approach for T & N and reassuring interim results from Laird Group helped the engineering-vehicles sector recover some of its previous underperformance caused by sterling's strength. The insurance sector was viewed as a beneficiary of the strong equity and gilt markets and retailers-food were encouraged by hopes of reduced competitive pressures. The weakest sector was extractive industries which was led by Rio Tinto on the prospect of falling metal prices. The telecommunications and tobacco sectors were adversely affected by industry-specific factors. The pharmaceuticals sector ceded some of its previous gains, as investors began to favor other sectors, such as engineering-vehicles, which had fallen sharply as a result of sterling's earlier strength. The building materials sector underperformed, following a profit warning from Redland and concerns over the overseas earnings of companies such as Blue Circle Industries and RMC Group.

  The U.K. gilt market continued to derive strength from the government's anti-inflationary stance and was further encouraged by speculation of early U.K. entry into the Economic and Monetary Union ("EMU"). Longer dated stocks performed well with a return of 7.0%. Index-linked stocks also benefited from falling long-term interest rates and returned 5.7%. These figures are reported in sterling terms.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at September 30, 1997 are outlined below:

                                                           % OF FTSE
                                               % U.K.      ALL-SHARE
                                                FUND         INDEX
                                            ------------  ------------
Mineral Extraction........................       5.6          10.4
General Industrials.......................      23.2          13.7
Consumer Goods............................      27.9          16.8
Services..................................      10.7          21.2
Utilities.................................      17.5          10.0
Finance...................................      15.1          24.9
Investment Trusts.........................       0.0           3.0

ECONOMIC & MARKET OUTLOOK

  The outlook for the U.K. economy for the next six months is for continued consumer-led economic expansion. Personal disposable incomes are expected to show significant increases in the current year which together with building society windfalls are expected to keep consumer spending at a high level. There are some signs that the windfall effect may now be past its peak and this, together with the forthcoming consultative or "green" budget in November which is expected to contain suggested changes in taxation, may dampen the rate of growth. The Bank of England could well increase interest rates further to keep inflation tightly under control, especially as sterling's climb against Continental European currencies appears to have leveled out.

  Industrial companies are still faced with sterling at relatively uncompetitive levels. Export orders have been much harder to win and have been accompanied by reduced margins. There has also been evidence of pricing pressures for U.K. manufacturers from imports in their domestic market-place.

  Despite the buoyant domestic economy, the Bank of England's control of interest rates will probably ensure that inflation is kept at modest levels. The outlook for the U.K. fixed interest market has improved following the Budget which has increased the relative yield attractions of gilts compared with equities. This remains a positive background for longer dated gilts where the combination of increased buying by pension funds and a declining supply will lead to lower yields although shorter dated gilts would be adversely affected by any further increases in base rates. Overall, gilts still offer reasonable value with some further prospects for capital appreciation, especially if the government were to indicate its intention for the U.K. to participate in EMU.

  The outlook for the U.K. equity market remains mixed. While U.K. manufacturers face the difficulty of a relatively uncompetitive exchange rate, some consumer and building-related companies are enjoying substantial upturns in business. The FTSE-100 index has reached new highs with investors favoring those stocks with high visibility of earnings progression. Smaller and medium-sized companies have lagged larger companies for some time and are selling at substantially lower ratings. There are some signs that investors are now looking for value and are beginning to switch from the more highly rated market leaders into lower rated stocks. U.K. equities are expected to remain volatile with continuing divergence in performance between different sectors and stocks. The introduction of the order-driven market on October 20th may lead to even further volatility. Overall, following its steep rise, the equity market is probably due for some correction before making further significant progress.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the period was to build up the cash balance within the portfolio prior to making the July distribution. We reduced several larger holdings including British Airways, LucasVarity, Wessex Water and British Petroleum. We sold Kingfisher and disposed of Inspirations. The holdings of several smaller stocks were reduced with partial sales of Greggs, Whitecroft and Scholl. New holdings included Zeneca Group, the pharmaceuticals company which offers good growth prospects, and Royal Bank of Scotland Group which has significant potential to increase profits by reducing its costs. British Telecommunications was also purchased in view of the likely benefits from its proposed merger with MCI Communications.

  The Fund's ten largest equity holdings as of September 30, 1997 were:

  BARCLAYS

     Market Price as of 09/30/97.................................      1675p
     Prospective Earnings per share (to December 1997)...........     113.5p
     Prospective Earnings Multiple...............................      14.8x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and staff reductions. BZW, the securities arm of Barclays, is expected to be sold shortly, which will release significant capital on which an unsatisfactory return was being achieved. Barclays has bought back its own shares on a regular basis and we expect a continued focus on improving shareholder value.

  BRITISH PETROLEUM

     Market Price as of 09/30/97.................................       936p
     Prospective Earnings per share (to December 1997)...........      48.1p
     Prospective Earnings Multiple...............................      19.4x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company may see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  GLAXO WELLCOME

     Market Price as of 09/30/97.................................      1395p
     Prospective Earnings per share (to December 1997)...........      53.7p
     Prospective Earnings Multiple...............................      30.0x

  Glaxo Wellcome is a leading international pharmaceuticals company which is expected to return to strong earnings growth in 1998. Although its patents on Zovirax and Zantac expire this year, sales of newer drugs are likely to increase rapidly. Sales of Retrovir and Epivir, Glaxo Wellcome's treatments for HIV infection, are performing well with the drugs being used increasingly in combination therapy. New compounds to treat hepatitis (B&C), malaria and influenza could also have significant long-term potential.

  SHELL TRANSPORT & TRADING

     Market Price as of 09/30/97.................................       454p
     Prospective Earnings per share (to December 1997)...........      20.1p
     Prospective Earnings Multiple...............................      22.6x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent strength in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  NATIONAL WESTMINSTER BANK

     Market Price as of 09/30/97.................................       937p
     Prospective Earnings per share (to December 1997)...........      65.3p
     Prospective Earnings Multiple...............................      14.3x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks it is undergoing a strategy of branch closures and reductions in its workforce. It has rapidly expanded its investment banking activities and in the last two years it has increased its investment management and corporate advisory capabilities. Although the company has recently suffered from a setback in its derivatives operation, profits are expected to continue their steady growth, helped by a lack of bad debts and increasing fee income.

  ALLIED DOMECQ

     Market Price as of 09/30/97.................................       492p
     Prospective Earnings per share (to August 1998).............      38.5p
     Prospective Earnings Multiple...............................      12.8x

  Allied Domecq is an international spirits company with several leading brands including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through public houses and off-licenses and owns the franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio.

  ANGLIAN WATER

     Market Price as of 09/30/97.................................       819p
     Prospective Earnings per share (to March 1998)..............      87.8p
     Prospective Earnings Multiple...............................       9.3x

  Anglian Water provides water supply to a population of 4 million people and sewerage services to 5.3 million people in Eastern England. It also has a number of unregulated international activities which contribute little to profits. These include process engineering and membrane products for the water industry. We expect Anglian Water to demonstrate continued growth in profits from its core water and sewerage business and this should allow steady progression in dividends.

  FINLAY (JAMES)

     Market Price as of 09/30/97.................................       121p
     Prospective Earnings per share (to December 1997)...........       7.8p
     Prospective Earnings Multiple...............................      15.5x

  Finlay (James) is a major tea producer, owning tea estates in Kenya and Bangladesh. It also has a stake in a Ugandan tea estate and manages a group of estates on behalf of the Sri Lankan government. Finlay (James) also produces special teas, including instant tea and packaged tea on an exclusive basis for
J. Sainsbury plc, one of Britain's major supermarket chains. Finlay (James) continues to refocus following its previous diversification strategy and is expected to show strong profit growth over the next few years.

  BARR (AG)

     Market Price as of 09/30/97.................................       445p
     Prospective Earnings per share (to January 1998)............      32.2p
     Prospective Earnings Multiple...............................      13.8x

  Barr (AG) is a manufacturer of soft drink brands based in Scotland. It has recently completed new manufacturing facilities in Cumbernauld which will produce significant production efficiencies that should enhance its competitive position.

  SCHOLL

     Market Price as of 09/30/97.................................       292p
     Prospective Earnings per share (to December 1997)...........      17.3p
     Prospective Earnings Multiple...............................      16.9x

  Scholl is a footwear and healthcare group with a substantial European presence. It is currently undergoing a major restructuring, which should increase the company's focus on exploiting the Scholl brand. It has recently expanded into Latin America and is expected to show continued progress in developing its overseas sales.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1997 (UNAUDITED)

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                                VALUE
----------------------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           97.7% OF NET ASSETS
           COMMON STOCKS--97.7%
           ALCOHOLIC BEVERAGES--3.4%
  250,000  Allied Domecq plc Ord 25p...................................    $   1,980,745
  270,000  Merrydown plc Ord 25p.......................................          256,792
                                                                         ---------------
                                                                               2,237,537
                                                                         ---------------
           Banking--14.7%
  100,000  Abbey National plc Ord 10p..................................        1,538,654
  150,000  Barclays plc Ord 100p.......................................        4,048,941
  200,000  National Westminster Bank plc Ord 100p......................        3,019,276
  100,000  Royal Bank of Scotland Group plc Ord 25p....................        1,113,086
                                                                         ---------------
                                                                               9,719,957
                                                                         ---------------
           BUILDING MATERIALS & MERCHANTS--6.7%
  476,000  Cape plc Ord 25p............................................        1,177,824
  300,000  Johnston Group plc Ord 10p..................................        1,571,700
  550,000  Norcros plc Ord 25p.........................................          611,754
  454,000  Universal Ceramic Materials plc Ord 5p......................          669,641
  344,370  Vibroplant plc Ord 5p.......................................          394,138
                                                                         ---------------
                                                                               4,425,057
                                                                         ---------------
           CHEMICALS--4.5%
  600,000  Manders plc Ord 25p.........................................        1,387,932
   50,000  Wolstenholme Rink plc Ord 25p...............................          521,885
  325,000  Yorkshire Group plc Ord 25p.................................        1,055,659
                                                                         ---------------
                                                                               2,965,476
                                                                         ---------------
           DIVERSIFIED INDUSTRIALS--2.2%
  200,000  Wardle Storeys plc Ord 10p..................................        1,192,880
  140,100  Whitecroft plc Ord 25p......................................          282,302
                                                                         ---------------
                                                                               1,475,182
                                                                         ---------------
           ELECTRICITY--2.1%
  300,000  National Grid Group plc Ord 10p.............................        1,368,588
                                                                         ---------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--5.0%
  220,000  Alphameric plc Ord 2.5p*....................................          184,413
  315,000  Beales Hunter plc Ord 20p...................................          444,308
  425,000  CML Microsystems plc Ord 5p.................................        1,051,629
  250,000  General Electric Co. plc Ord 5p.............................        1,577,745
                                                                         ---------------
                                                                               3,258,095
                                                                         ---------------
           ENGINEERING-GENERAL--2.3%
  331,186  Ash & Lacy plc Ord 5p.......................................          904,913
1,250,000  Beauford plc Ord 10p........................................          594,425
                                                                         ---------------
                                                                               1,499,338
                                                                         ---------------
           ENGINEERING-VEHICLES--2.0%
  350,000  LucasVarity plc Ord 25p.....................................        1,320,228
                                                                         ---------------
           FOOD PRODUCERS--7.3%
  270,000  Barr (AG) plc Ord 25p.......................................        1,936,818
  170,500  CPL Aromas plc Ord 10p......................................          292,711
1,000,000  Finlay (James) plc Ord 25p..................................        1,942,460
  450,000  Paramount Foods plc Ord 10p.................................          623,844
                                                                         ---------------
                                                                               4,795,833
                                                                         ---------------
           HEALTH CARE--2.8%
  400,000  Scholl plc Ord 5p...........................................        1,879,592
                                                                         ---------------
           HOUSEHOLD GOODS--0.9%
  182,500  Royal Doulton plc Ord 100p..................................          610,444
                                                                         ---------------
           LEISURE & HOTELS--1.7%
  350,000  MacDonald Hotels plc Ord 5p.................................    $   1,100,190
                                                                         ---------------

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                                VALUE
----------------------------------------------------------------------------------------
           OIL & GAS--11.9%
  200,000  BG plc Ord 25p..............................................          868,868
  225,000  British Petroleum plc Ord 25p...............................        3,393,059
  200,000  Centrica plc Ord 5p*........................................          299,832
  450,000  Shell Transport & Trading plc Ord 25p (Regd.)...............        3,289,689
                                                                         ---------------
                                                                               7,851,448
                                                                         ---------------
           PHARMACEUTICALS--7.1%
  150,000  Glaxo Wellcome plc Ord 25p..................................        3,371,901
   40,000  Zeneca Group plc Ord 25p*...................................        1,303,463
                                                                         ---------------
                                                                               4,675,364
                                                                         ---------------
           RETAILERS-FOOD--2.3%
   48,444  Greggs plc Ord 20p..........................................        1,491,552
                                                                         ---------------
           RETAILERS-GENERAL--4.0%
  106,250  Courts plc Ord 25p..........................................          999,390
  250,000  John Menzies plc Ord 25p....................................        1,652,300
                                                                         ---------------
                                                                               2,651,690
                                                                         ---------------
           TEXTILES & APPAREL--3.4%
  350,000  French plc Ord 10p..........................................          296,205
  165,000  Shiloh plc Ord 25p..........................................          320,506
1,550,000  Sirdar plc Ord 25p..........................................        1,636,583
                                                                         ---------------
                                                                               2,253,294
                                                                         ---------------
           TELECOMMUNICATIONS--1.0%
  100,000  British Telecommunications plc Ord 25p......................          660,114
                                                                         ---------------
           TOBACCO--2.3%
  175,000  BAT Industries plc Ord 25p..................................        1,531,803
                                                                         ---------------
           TRANSPORT--2.5%
  150,000  British Airways plc Ord 25p.................................        1,640,613
                                                                         ---------------
           WATER--7.6%
  150,000  Anglian Water plc Ord 100p..................................        1,979,133
  100,000  South West Water plc Ord 100p...............................        1,429,038
  200,000  Wessex Water plc Ord 60p....................................        1,632,952
                                                                         ---------------
                                                                               5,041,123
                                                                         ---------------
           Total Common Stocks
             (cost $48,013,252)........................................       64,452,518
                                                                         ---------------
UNITED STATES SHORT-TERM INVESTMENT--
           1.0% OF NET ASSETS
  682,045  Federated Investors, Trust for Short-Term U.S. Government
             Securities+--(cost $682,045)..............................          682,045
                                                                         ---------------
           Total Investments (cost $48,695,297)--98.7%.................       65,134,563
                                                                         ---------------
           Cash and other assets in excess of liabilities--1.3%........          845,932
                                                                         ---------------
           NET ASSETS--100.0%..........................................    $  65,980,495
                                                                         ---------------
                                                                         ---------------
           NUMBER OF SHARES ISSUED AND OUTSTANDING.....................        4,011,655
                                                                         ---------------
                                                                         ---------------
           NET ASSET VALUE PER SHARE...................................           $16.45
                                                                         ---------------
                                                                         ---------------

------------------
* Non-income producing securities.

+ Money market fund.

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)
----------------------------------------------------

ASSETS
Investments, at value (cost $48,695,297)........................................  $ 65,134,563
Cash, at value (cost $335,805)..................................................       335,850
Dividends and interest receivable...............................................       591,196
U.K. withholding tax refund receivable..........................................       183,023
Receivable for securities sold..................................................         6,045
Other assets....................................................................         3,712
                                                                                  ------------
      Total assets..............................................................    66,254,389
                                                                                  ------------
LIABILITIES
Investment management fee payable...............................................        78,044
Administration fee payable......................................................        16,067
Accrued expenses................................................................       179,783
                                                                                  ------------
      Total liabilities.........................................................       273,894
                                                                                  ------------

NET ASSETS......................................................................  $ 65,980,495
                                                                                  ------------
                                                                                  ------------
Net assets consist of:
  Common stock, $0.01 par value
   (Authorized 15,000,000 shares)...............................................  $     40,116
  Paid-in-surplus...............................................................    45,960,154
  Undistributed net investment income...........................................       444,446
  Accumulated net realized gains on investments and pound sterling..............     3,098,010
  Net unrealized appreciation on investments and translation of other assets and
   liabilities denominated in pound sterling....................................    16,437,769
                                                                                  ------------
  Net assets....................................................................  $ 65,980,495
                                                                                  ------------
                                                                                  ------------
Net asset value per share
  ($65,980,495  DIVIDED BY 4,011,655 shares of common stock issued and
   outstanding).................................................................        $16.45
                                                                                  ------------
                                                                                  ------------

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 1997 (UNAUDITED)
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.....................................................................  $ 1,741,052
  Interest......................................................................       48,060
                                                                                  -----------
                                                                                    1,789,112
  Less: U.K. withholding tax....................................................      253,347
                                                                                  -----------
      Total income..............................................................    1,535,765
                                                                                  -----------
Expenses
  Investment management fee.....................................................      245,026
  Administration fee............................................................       49,005
  Directors' fees and expenses..................................................       37,698
  Legal fee.....................................................................       33,881
  Reports and notices to shareholders...........................................       26,574
  Custodian's fees and expenses.................................................       22,326
  Audit fee.....................................................................       16,862
  Transfer agent's fees and expenses............................................       11,895
  NYSE listing fee..............................................................        8,085
  Insurance fee.................................................................        2,664
  Miscellaneous expenses........................................................        4,758
                                                                                  -----------
      Total expenses............................................................      458,774
                                                                                  -----------
Net investment income...........................................................    1,076,991
                                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND POUND
STERLING TRANSACTIONS
Net realized gain on:
  Investments...................................................................    2,865,130
  Pound sterling transactions...................................................       69,234
Net change in unrealized appreciation on:
  Investments...................................................................    1,406,842
  Pound sterling transactions...................................................      (29,788)
                                                                                  -----------
Net gain on investments and pound sterling transactions.........................    4,311,418
                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ 5,388,409
                                                                                  -----------
                                                                                  -----------

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------

                                           FOR THE SIX
                                           MONTHS ENDED       FOR THE
                                          SEPTEMBER 30,      YEAR ENDED
                                               1997          MARCH 31,
                                           (UNAUDITED)          1997
                                          --------------   --------------
INCREASE IN NET ASSETS
Operations
  Net investment income.................   $  1,076,991     $  1,437,437
  Net realized gain on investments......      2,865,130        8,484,000
  Net realized gain on pound sterling
   transactions.........................         69,234          384,938
  Net change in unrealized appreciation
   on investments and pound sterling
   transactions.........................      1,377,054        2,273,395
                                          --------------   --------------
  Net increase in net assets resulting
   from operations......................      5,388,409       12,579,770
                                          --------------   --------------
Dividends and distributions to
 shareholders from
  Net investment income ($0.20 and
   $0.422 per share, respectively)......       (802,333)      (1,691,006)
  Net realized gains ($1.41 and $0.948
   per share, respectively).............     (5,656,434)      (3,804,962)
                                          --------------   --------------
  Total dividends and distributions.....     (6,458,767)      (5,495,968)
                                          --------------   --------------
Total increase/(decrease)...............     (1,070,358)       7,083,802
NET ASSETS
  Beginning of period...................     67,050,853       59,967,051
                                          --------------   --------------
  End of year (including undistributed
   net investment income of $444,446 and
   $169,788, respectively)..............   $ 65,980,495     $ 67,050,853
                                          --------------   --------------
                                          --------------   --------------

See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company, prior to commencing investment operations on August 14, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities would be valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term U.K. securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before U.K. withholding tax. U.K. withholding tax is recorded as a reduction of investment income, net of an amount receivable from the U.K. tax authorities pursuant to the tax treaty with the U.S.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange gains of $69,234 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 p.m. midpoint rate of exchange at September 30, 1997 was U.S. $1.6165 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the six month period ending September 30, 1997.

  Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from U.K. corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

NOTE 2. AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International (Channel Islands) Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser") and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
Of the 4,011,655 shares outstanding at September 30, 1997, Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager) owned 844. Such shares were acquired through dividend reinvestment from its initial capital contribution.

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group plc.

NOTE 4. INVESTMENTS IN
SECURITIES
For U.S. federal income taxpurposes, the cost of securities owned at September 30, 1997 was $48,695,297.

  At September 30, 1997, the net unrealized appreciation of investments on a tax basis of $16,439,266 was composed of gross appreciation of $20,606,331 for those investments having an excess of value over cost and gross depreciation of $4,167,065 for those investments having an excess of cost over value.

  For the six months ended September 30, 1997 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $3,656,303 and $8,784,212, respectively.

NOTE 5. CONCENTRATION
OF RISK
Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                      FOR THE                                                                                             FOR THE
                        SIX                                                                                               PERIOD
                      MONTHS                                                                                               FROM
                       ENDED                                                                                              AUGUST
                     SEPTEMBER                               FOR THE YEAR ENDED MARCH 31,                                14, 1987*
                     30, 1997   ---------------------------------------------------------------------------------------  TO MARCH
                     (UNAUDITED)   1997     1996      1995      1994      1993      1992     1991      1990      1989    31, 1988
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
Net asset value,
 beginning of
 period............. $16.71     $14.95    $13.18    $12.32    $10.84    $ 9.93    $11.67   $10.38    $12.15    $10.94    $11.63
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
Operations:
  Net investment
   income...........   0.27       0.36      0.50      0.40      0.17      0.26      0.40     0.38      0.36      0.25      0.20
  Net realized and
   unrealized
   gain/(loss) on
   investments and
   pound sterling
   transactions.....   1.08       2.77      1.66      0.92      1.45      1.19     (1.31)    1.64     (1.53)     1.61     (0.36)
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
    Total from
     operations.....   1.35       3.13      2.16      1.32      1.62      1.45     (0.91)    2.02     (1.17)     1.86     (0.16)
Distributions to
 shareholders from:
  Net investment
   income...........  (0.20)     (0.42)    (0.38)    (0.40)    (0.14)    (0.14)    (0.45)    --       (0.35)    (0.22)    (0.13)
  Net realized
   gains............  (1.41)     (0.95)    (0.01)    (0.06)     --       (0.41)    (0.38)   (0.73)    (0.25)    (0.43)    (0.22)
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
    Total from
    distributions...  (1.61)     (1.37)    (0.39)    (0.46)    (0.14)    (0.55)    (0.83)   (0.73)    (0.60)    (0.65)    (0.35)
From capital
 transactions:
  Reduction in
   offering costs...   --         --        --        --        --        0.01      --       --        --        --        --
  Offering costs
   charged to
   capital..........   --         --        --        --        --        --        --       --        --        --       (0.18)
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
Net asset value, end
 of period.......... $16.45     $16.71    $14.95    $13.18    $12.32    $10.84    $ 9.93   $11.67    $10.38    $12.15    $10.94
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
Per share market
 value, end of
 period............. $13.94     $13.75    $12.00    $10.88    $10.50    $ 9.63    $ 9.13   $10.25    $ 8.75    $10.00    $ 8.88
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
                     ---------  --------  --------  --------  --------  --------  -------- --------  --------  --------  ---------
Total investment
 return, market
 value**............  13.25%(a)  26.54%    13.91%     7.93%    10.32%    11.45%    (2.63)%  26.40%    (7.40)%   20.68%   (22.92)%(a)
Net assets at end of
 period (000
 omitted)........... $65,980    $67,051   $59,967   $52,883   $49,435   $43,467   $39,823  $46,775   $41,609   $48,707   $43,864
Ratios of operating
 expenses to average
 net assets.........   1.40%(b)   1.53%     1.55%     1.47%     1.50%     1.78%     1.74%    2.19%     1.92%     1.89%     1.99%(b)
Ratios of net
 investment income
 to average net
 assets.............   3.30%(b)   2.22%     3.45%     3.15%     1.43%     2.43%     3.73%    3.34%     3.06%     4.10%     3.01%(b)
Portfolio turnover
 rate...............   5.78%     32.58%    20.85%    19.73%    27.05%    45.54%    47.30%   36.37%    22.07%    40.91%    22.15%
Average commission
 rate per share
 (c)................ $0.0067    $0.0155     --        --        --        --        --       --        --        --        --

------------------------

  *  Commencement of operations.
 ** Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.
 (a)  Not annualized.
 (b)  Annualized.
 (c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

  On September 16, 1997, the annual meeting of shareholders of the Fund was held and the following matters were voted upon:

  (1)  To re-elect directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                       VOTES FOR   VOTES WITHHELD    NON-VOTES
--------------------------------------------------------------------  -----------  ---------------  -----------
Anthony M. Solomon..................................................   2,843,754        114,666      1,053,235
George F. Bennet....................................................   2,856,328        102,092      1,053,235
Livio Borghese......................................................   2,856,249        102,171      1,053,235
Sir Arthur Bryan....................................................   2,839,954        118,466      1,053,235
Peter Stormonth Darling.............................................   2,830,229        128,191      1,053,235
Leon Levy...........................................................   2,844,143        114,277      1,053,235
J. Murray Logan.....................................................   2,849,170        109,250      1,053,235
James S. Martin.....................................................   2,829,971        128,449      1,053,235

  (2) To ratify the selection of Ernst & Young LLP, as independent public accountants for the year ending March 31, 1998.

 VOTES FOR   VOTES AGAINST  VOTES WITHHELD    NON-VOTES
-----------  -------------  ---------------  -----------
 2,770,883        20,219         167,318      1,053,235

  (3) To amend and restate the charter to convert the Fund from a closed-end investment company to an open-end investment company.

 VOTES FOR   VOTES AGAINST  VOTES WITHHELD    NON-VOTES
-----------  -------------  ---------------  -----------
   812,874       476,310          33,006      2,689,465

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.
AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
                -----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value, in either case as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

   ANTHONY M. SOLOMON, Chairman of the Board and Director
   GEORGE F. BENNETT, Director
   LIVIO BORGHESE, Director
*  SIR ARTHUR BRYAN, Director
   PETER STORMONTH DARLING, Director
   LEON LEVY, Director
*  J. MURRAY LOGAN, Director
*  JAMES S. MARTIN, Director
   J. LOUGHLIN CALLAHAN, President and Treasurer
   STEVEN W. GOLANN, Vice President, Assistant Treasurer
   RITA J. KLEINMAN, Secretary
   THADDEA M. FELDMAN, Assistant Secretary
   AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International
(Channel Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., (Regulated by IMRO), relying on investment advice from Mercury Asset Management International Ltd. (Regulated by
IMRO).

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds," and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  An automatic Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1997